                             CHANGEPOINT CORPORATION
                           EMPLOYEE STOCK OPTION PLAN

                                September 2, 1997

         CHANGEPOINT CORPORATION (the "Company) has instituted an Employee Stock Option Plan. The primary objective of the plan is to attract, motivate and keep top quality people and to encourage all staff to contribute to the best of their ability, to the success of the Company. The plan will enable employees to acquire common shares and participate in the growth and financial success of the Company.

1.       ELIGIBILITY

         Full time employees in good standing, who are designated by the Board of Directors of the Company, shall have the opportunity to acquire common shares of the Company under this plan. Directors, as directors, and others who are not otherwise bona fide full-time employees of the Corporation shall not be eligible to become participants in the plan.

2.       GRANT OF OPTIONS

         a.       PARTICIPATING EMPLOYEES AND NUMBER OF OPTIONS

                  Participating employees who have been chosen by the Board of Directors shall be notified as to their participation and the number of share options available to them.

         b.       OBLIGATION TO OBTAIN OPTIONS

                  Employees shall not be obliged to participate in this plan and any decision not to participate therein shall not affect the Participant's employment by or engagement with the Corporation.

3.       MAXIMUM NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER OPTION

         The total number of authorized shares allocated to and made available to be granted to employees under the plan shall not exceed one million (1,000,000) of the common shares, as such may from time to time be issued and outstanding in the capital stock of the Corporation as the same is presently constituted, and the aggregate number of common shares which may be issued under the plan to any one employee shall not exceed fifty percent (50%) of the said aggregate number of common shares allocated to and made available for the plan.

4.       OPTION TERMS

         Each option granted by the Company under the plan shall have the following terms and conditions:

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         a.       The exercise of the stock options granted under the plan shall be as set by the Board of Directors of the Company, in its sole discretion, from time to time. In no event shall the option price be less than that from time to time permitted by the applicable regulations and policies of any stock exchange or exchanges as any securities of the Corporation may from time to time be listed.

         b. Each option granted hereunder shall be for a term not exceeding five years and shall vest and be exercisable on such date or dates as set by the Board of Directors and as stipulated in the Stock Option Agreement entered into between the employee and the Company (each date sometimes referred to as a "vesting date"), and all or any part of the shares that have so vested may be purchased at any time or from time to time thereafter, until expiration or termination of the option.

         c. Any options that are granted but that have not vested shall become null and void on the date that the holder ceases to be employed by the Company, for any reason whatsoever.

5.       DISPOSITION OR TRANSFER OF OPTIONS OR SHARES

         a.       OPTION SALE RESTRICTIONS

                  The employee shall not for any reason whatsoever transfer, assign, pledge or otherwise dispose of or encumber any of the options received by him/her under the plan.

         b.       COMPANY SHAREHOLDERS AGREEMENT

                  As a condition of and prior to the issuance of any shares of the Company to the employee, the employee must first agree to be bound by the terms of the shareholders agreement in respect of the Company in use by the Company's shareholders at that time. The Employee shall receive a copy of the said shareholders agreement for his or her review prior to the said share issue.

                  In the event that the Company becomes a public company, the shareholders agreement and any restrictions with respect to the sale of shares of the Company thereunder shall at that time cease and become invalid.

         c.       INCOME TAX LIABILITY ON EXERCISE OF OPTIONS OR SALE OF SHARES

                  The employee shall have the sole responsibility for understanding the tax implications, and the calculation and payment of any income tax liability resulting from the exercise of his/her share purchase options granted hereunder and from the sale of shares of the Company.

6.       TERMINATION OF EMPLOYMENT

         If the employment of the employee for Company is terminated for any reason whatsoever, then at the sole option of the Company, the employee shall sell to the Company all of the options issued to the employee under the plan that have vested at or prior to the date of such termination and all of the shares which the employee purchased through the employee's exercise of any options granted hereunder at or prior to the date of such termination. The Company's option hereunder shall be exercisable by notice by the Company to the employee, delivered to the last known address for the employee contained in the Company's records, within sixty (60) days of the date that the employee's employment with the Company is terminated. The purchase price payable by the Company for any shares purchased by it pursuant to this provision shall be the "fair market value" of the common shares at the date of the employee's termination.

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The purchase price payable by the Company for an option purchased by it under this provision shall be an amount equal to the difference between the option exercise price and the "fair market value" of the shares on the date that the Optionee gave notice of such exercise in accordance with paragraph 1. (a) hereof. "Fair market value" of the shares means the fair market value of such shares at the particular date as determined by the Company's Board of Directors, acting reasonably.

         Payment shall be made by the Company on the date that is the first anniversary of the termination date of the employee, provided that the Company may, at its sole discretion, pay the said amount to the employee, with interest as hereinafter provided to the date of such payment, at any time prior to the aforesaid due date. Interest at the current savings rate shall be added to the payment.

7.       DEATH OF EMPLOYEE

         At the sole option of the Company, any and all options that have vested in the employee at the date of his or her death and any and all shares which the employee purchased through the employee's exercise of any options granted hereunder prior to the date of death shall be resold to the Company within ninety (90) days from the date of death of the employee or whatever period of time is legally required by the executors or personal representatives of the deceased employee to obtain required releases for the shares in question. The exercise of this option, the purchase price payable by the Company and the terms of payment shall be the same as that determined above with respect to the termination of an employee's employment.

         The provision and conditions of this plan are legally binding upon the employee's representatives, heirs and executors.

8.       RIGHT TO CONTINUED EMPLOYMENT

         The right granted to an employee to acquire shares under this plan shall not be construed as conferring upon the employee any right to continued employment with the Company.

9.       TRANSFER OF OPTIONS

         The employee's rights under this plan are not transferable or assignable.

10.      INTERPRETATION OF THE PLAN

         The Board of Directors of the Company has the power to interpret and administer the terms and conditions of the plan. Any interpretation by the Board shall be final, conclusive and binding on all persons affected by the plan. The Board of Directors of the Company may, from time to time, amend the terms of this plan as it, in its sole discretion, deems appropriate, provided that if an employee has entered into a stock agreement with the Company prior to the date of such an amendment, then such amendment shall not be binding upon the employee with respect of the options issued pursuant to the said agreement.

11.      NO LIMIT ON COMPANY ACTION

         Nothing contained in this plan or in any right to acquire shares under this plan, shall prevent the Company from taking any corporate action which is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on this plan or the rights granted to any employee affected by this plan.

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12.      MISCELLANEOUS TERMS

         a. Subject to the provisions of the plan, the options granted hereunder may be exercised from time to time by delivery to the Company at its registered office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised and accompanied by payment in full of the purchase price of the shares then being purchased by way of cash or certified cheque in favour of the Company. Such notice shall contain the employee's undertaking to comply, to the satisfaction of the Company, with all applicable requirements of any stock exchange or exchanges upon which any securities of the Company are from time to time listed and any applicable regulatory authority or authorities.

         b. If the Company shall be a party to any reorganization, merger, dissolution or sale or lease of all or substantially all its assets, whether or not the Company is the surviving entity, the option shall be adjusted so as to apply to the securities to which the holder of the number of shares of capital stock of the Company subject to the option would have been entitled by reason of such reorganization, merger or sale or lease of all or substantially all of its assets. Adjustments under this paragraph or any determinations as to the fair market value of any securities shall be made by the Board of Directors and any reasonable determination made by the said Board or committee thereof shall be binding and conclusive.

         c. In the event of any subdivision or subdivisions of the common shares of the Company as said common shares were constituted at the time any options granted hereunder were granted into a greater number of common shares, the Company will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, such additional number of shares as result from such subdivision or subdivisions of the shares for which the option is being exercised without the employee exercising the option making any additional payment or giving any other consideration therefor.

         d. In the event of any consolidation or consolidations of the common shares of the Company as said common shares were constituted at the time any options granted hereunder were granted into a lesser number of common shares, the employee shall accept, at the time of the exercise thereof in lieu of the number of shares in respect of which the option is then being exercised, the lesser number of shares as result from such consolidation or consolidations of the shares for which the option is being exercised.

         e. In the event of any change of the common shares of the Company as said common shares were constituted at the time any options granted hereunder were granted the Company shall thereafter deliver at the time of the exercise thereof the number of shares of the appropriate class resulting from the said change as the employee exercising the option would have been entitled to receive in respect of the number of shares so purchased had the option been exercised before such change.

         f. If the Company at any time while any options granted hereunder are outstanding shall pay any stock dividend or stock dividends upon the shares of the Company in respect of which any options were granted hereunder, the Company will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, the additional number of shares of the appropriate class as would

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                  have been payable on the shares so purchased if they had been outstanding on the record date for the payment of said stick dividend or dividends.

         g. The Company shall not be obligated to issue fractional shares in satisfaction of any of its obligations hereunder.

13.      NOTICES

         All written notices by an employee under the provisions of this plan may be delivered personally or by mail addressed to the Company at its Head Office at:

                           Changepoint Corporation
                           1595 Sixteenth Avenue, Suite 702
                           Richmond Hill, ON   L4B 3N9

                           Attention:       Chief Financial Officer

         This mailing address may be changed by notice given to the employee by the Company.

         Any notice required to be given by an employee under this plan shall not be effective until received by the Company at the above address.

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                                  SCHEDULE "A"

                             STOCK OPTION AGREEMENT

         THIS AGREEMENT made the ____ day of ____________, 19 __, between CHANGEPOINT CORPORATION, a corporation incorporated under the laws of the Province of Ontario (the "Corporation") and _________________________________
(the "Optionee");

         For valuable consideration, the receipt and sufficiency is hereby acknowledged, the parties agree as follows:

1. Pursuant to the stock Option Plan (the "Plan") of the corporation established by the directors of the Corporation on the 2nd of September, 1997, the Corporation hereby grants to the Optionee the irrevocable option to purchase up to ___________ common shares (the "Shares") in the capital stock of the Corporation, as presently constituted, for cash, at a price of $____________ per Share, upon the following terms and conditions:

         (a) The option shall vest and shall be exercisable on the following date or dates:

                  ----------------------------------------- -----------------------------------------
                               VESTING DATES                       PORTION OF OPTION THAT VESTS
                                                                (EXPRESSED AS THE NUMBER OF SHARES
                                                                 THAT THE OPTIONEE IS ENTITLED TO
                                                                PURCHASE ON THE PARTICULAR VESTING
                                                                               DATE)
                  ----------------------------------------- -----------------------------------------

                  ----------------------------------------- -----------------------------------------

                  ----------------------------------------- -----------------------------------------

                  ----------------------------------------- -----------------------------------------

                  ----------------------------------------- -----------------------------------------

                  All or any part of the Shares for which the option has vested, as described above, may be purchased at any time or times after the particular Vesting Date. The option may only be exercised by the Optionee by the delivery to the Corporation at its head office of written notice of election to exercise the same in the form attached as Schedule "A" and accompanied by payment in full of the purchase price of the Shares then purchased by way of cash or certified cheque in favour of the Corporation. Concurrently with its receipt of any such notice and payment, the Corporation shall deliver, or cause to be delivered, to the Optionee a certificate representing the Shares purchased by the Optionee. The Corporation may at its election require that this Agreement be presented for appropriate endorsement upon any such exercise.

         (b) The option shall be non-assignable and nontransferable by the Optionee.

         (c) The option shall expire and all rights to purchase Shares hereunder shall cease and become null and void if not exercised within five years from the date hereof, and the

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                  option hereby granted shall expire and all rights hereunder shall cease at such time or upon the happening of certain events as outlined in the plan.

2. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or its subsidiaries and nothing herein contained shall interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employment of the Optionee at any time.

3. The Corporation hereby represents to and agrees with the Optionee that if for any reason, other than the failure of default of the Optionee, the Corporation is unable to issue and deliver the Shares as contemplated herein to the Optionee upon the exercise by the Optionee of the option to purchase any of the Shares covered by this option, the Corporation will pay, in complete satisfaction of its obligations hereunder, to the Optionee, in cash, an amount equal to the difference between the option exercise price and the fair market value of such Shares on the date that the Optionee gave notice of such exercise in accordance with paragraph 1.(a) hereof. For the purposes of this Agreement, if the Shares subject to this option are traded on a stock exchange or exchanges, the fair market value shall be the closing sale price on the exchange having the greatest volume of trading on the last trading day immediately prior to the date such notice is given.

4. The Optionee hereby acknowledges receipt from the Corporation of a copy of the Stock Option Plan. The Optionee acknowledges that the plan forms part of the legal arrangement between the Corporation and the Optionee and that the plan is hereby incorporated by reference. The Optionee acknowledges that upon any conflict between the terms of said plan and this option agreement the terms of this Agreement shall prevail.

         IN WITNESS WHEREOF this Agreement has been executed by the parties as of the ____ day of __________________ , 19__ .



                                        CHANGEPOINT CORPORATION

                                        Per:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------
                                                 (Print)

                                        Title
                                             ----------------------------------


                                                 ---------------------------l/s
                                                 Optionee

                                                 ---------------------------
                                                 Print Name

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                                  SCHEDULE "B"

                              OPTION EXERCISE FORM

RE: EXERCISE OF OPTION TO ACQUIRE SHARES OF CHANGEPOINT CORPORATION PURSUANT TO A STOCK OPTION AGREEMENT DATED_________________________ __________________________ (THE "OPTION AGREEMENT")

         For the purposes of this Form all capitalized terms shall have the meaning set out in the Option Agreement.

         The undersigned Optionee hereby irrevocably elects to exercise the option, as set out in the Option Agreement, for the number and class of Shares (or other property or securities subject thereto) as set forth below:

(a)      Number of Shares to be Acquired:
                                                      -------------------------
(b)      Option Exercise Price per Share:
                                                      -------------------------
(c) Aggregate Purchase Price [(a) times (b)]:
                                                      -------------------------

and hereby tenders a certified cheque or bank draft to Changepoint Corporation for such aggregate purchase price.

The undersigned acknowledges having received a copy of the Shareholders Agreement in respect of Changepoint Corporation dated ________________________. The undersigned further acknowledges that he has reviewed the said shareholders agreement and for valuable consideration hereby agrees to be bound to the shareholders as if an original signatory thereto.

         DATED in ____________________________ as of the ______________________
day of ___________________________, 19 ___ .



WITNESS TO EXECUTION                          )
                                              )
                                              )       -------------------------
                                              )       Name of Optionee
                                              )
----------------------------------------      )
                                              )       -------------------------
                                              )       Signature of Optionee
                                              )

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